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                                                                    Exhibit 10.9

                      ECHELON INTERNATIONAL CORPORATION

                        NON-EMPLOYEE DIRECTORS' STOCK
                                    PLAN



                                  ARTICLE 1


                                   GENERAL

         1.1 PURPOSE. The purpose of the Echelon International Corporation Non-Employee Directors' Stock Plan is to secure for Echelon International Corporation and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries.

         1.2 MAXIMUM NUMBER OF SHARES. The maximum number of shares of Common Stock that may be offered under the Plan is 25,000, subject to adjustment as provided in Section 4.1 below. The Common Stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its Subsidiaries. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

         1.3 DEFINITIONS. The following words and terms as used herein shall have that meaning set forth therefor in this Section 1.3 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

                 1.3.1 "ANNUAL RETAINER" shall mean the annual retainer paid to a Non-Employee Director each year for service on the Board of Directors of the Company or Subsidiary.

                 1.3.2 "BOARD" or "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                 1.3.3 "COMMON STOCK" shall mean the common stock of the Company.

                 1.3.4 "COMPANY" shall mean Echelon International Corporation, a Florida corporation, and any successor.

                 1.3.5    "EFFECTIVE DATE" is defined in Section 4.9.

                 1.3.6 "FAIR MARKET VALUE" of the shares of Common Stock shall mean the closing price on the date in question (or, if no shares are traded on such day, on the next preceding day on

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which shares were traded), of the Common Stock as reported on the Composite
Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Board in good faith and based on all relevant factors.

                 1.3.7 "NSO" shall mean a nonqualified stock option granted in accordance with the provisions of Article 3 of this Plan.

                 1.3.8 "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board of Directors of the Company who is not an employee of the Company or any Subsidiary.

                 1.3.9    "OPTION" shall mean an NSO.

                 1.3.10 "OPTIONEE" shall mean a Non-Employee Director to whom an Option is granted under the Plan.

                 1.3.11 "PLAN" shall mean the Echelon International Corporation Non-Employee Directors' Stock Plan, as set forth herein and as amended from time to time.

                 1.3.12 "SUBSIDIARY" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended.

         1.4 ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan. The Board shall, subject to the provisions of the Plan, issue shares of the Company's Common Stock in payment of the Annual Retainer, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

         1.5 ELIGIBILITY REQUIREMENTS. Each Non-Employee Director shall be eligible to receive an Annual Retainer payable in shares of the Common Stock in accordance with Article 2 below and shall be eligible to receive Options in accordance with Article 3 below. The adoption of this Plan shall


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not be deemed to give any director any right to receive shares of the Common
Stock or be granted options to purchase Common Stock of the Company, except to the extent and upon such terms and conditions as set forth in this Plan.


                                   ARTICLE 2

                    TERMS AND CONDITIONS OF ANNUAL RETAINER

         2.1 PAYMENT OF ANNUAL RETAINER IN STOCK. Each Non-Employee Director shall automatically receive his or her Annual Retainer in shares of Common Stock in accordance with Section 2.2.

         2.2 ISSUANCE OF STOCK. Shares of Common Stock due a Non-Employee Director pursuant to this Article 2 shall be issued on a quarterly basis in arrears on March 31, June 30, September 30 and December 31 of each year (each a "Stock Issue Date"), and shall be paid in lieu of cash for services rendered during the quarter ended on such Stock Issue Date. The total number of shares of Common Stock to be issued on each Stock Issue Date shall be determined by multiplying the Annual Retainer by twenty-five (25%) percent and then dividing by the Fair Market Value of the Common Stock as of the first day of the applicable quarter.

         2.3 FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued, and Non-Employee Directors shall receive cash equal to the Fair Market Value of any fractional shares on a Stock Issue Date.

         2.4 NO ASSIGNMENT OF RIGHTS. Neither the Non-Employee Director nor his or her legal representative shall have any right to sell, assign, transfer or otherwise convey the right to receive any Common Stock due hereunder or any interest under the Plan. Any attempt to assign or transfer any right to payment or interest under the Plan shall be null and void and of no effect.

         2.5 RESTRICTIONS ON TRANSFER OF STOCK. Any shares of Common Stock issued to any Non-Employee Director under the Plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of unless and until either: (a) the shares of Common Stock have been held by the Non-Employee Director for six months from the date of issuance, or (b) the shares of Common Stock are otherwise transferred in a manner that complies with the requirements of Rule 16b-3 so that the transaction is exempt from characterization as a "sale" under Section 16(b) of the Exchange Act. The shares of Common Stock issued to any Non-Employee Director shall bear an appropriate restrictive legend, if issued in certificated form, and be subject to appropriate "stop transfer" orders. Any additional stock or other securities or property that may be issued with respect to shares of Common Stock issued under the Plan as a result of any stock dividend, stock split, business combination or other event shall be subject to the restrictions and other terms and conditions of the Plan.





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                                   ARTICLE 3

                        TERMS AND CONDITIONS OF OPTIONS

         3.1 GRANT. Options granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the terms and conditions set forth under this Article 3. The date of the Annual Meeting of Stockholders shall be the date of grant of the Options.

         3.2 NUMBER OF SHARES. Each year, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who has been elected or reelected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive an Option for 1,000 shares of Common Stock.

         3.3 OPTION PRICE. The Option exercise price shall be the Fair Market Value of the Common Stock on the date of the Annual Meeting of Stockholders.

         3.4 METHOD OF EXERCISE. An Option may be exercised by a Non-Employee Director during such time as may be permitted by the Option and the Plan by providing written notice to the Board and tendering the purchase price in accordance with the provisions of Section 3.5, and complying with any other exercise requirements contained in the Option or promulgated from time to time by the Board.

         3.5     METHOD OF PAYMENT.   Each Option shall state the method of
payment of the Option price upon the exercise of the Option. The method of payment stated in the Option shall include payment (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (b) in the discretion of and in the manner determined by the Board, by the delivery of shares of Common Stock already owned by the Optionee, (c) by any other legally permissible means acceptable to the Board at the time of the grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions), or (d) in the discretion of the Board, through a combination of (a), (b) and (c) of this Section 3.5. If the option price is paid in whole or in part through the delivery of shares of Common Stock, the decision of the Board with respect to the fair market value of such shares shall be final and conclusive.

         3.6     TERM AND EXERCISE OF OPTIONS.

                 3.6.1 One hundred percent (100%) of the total number of shares of Common Stock covered by the Option shall become exercisable beginning with the first anniversary date of the grant of the Option and shall be exercisable by the Non-Employee Director for a period of five (5) years from the date of grant. Not less than one hundred (100) shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

                 3.6.2 Notwithstanding the foregoing, no Option or any part of an Option shall be exercisable (a) before the Non-Employee Director has served one term-year as a member of the Board since the date such Option was granted (as used herein, the term "term-year" means that period from one Annual



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Meeting to the subsequent Annual Meeting), (b) after the expiration of five (5)
years from the date the Option was granted, and (c) unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise.

         3.7 DEATH OR OTHER TERMINATION OF POSITION AS A DIRECTOR. Subject to the provisions of Section 3.6 above:

                 3.7.1 In the event that a Non-Employee Director (a) shall be removed as a director for dishonesty or violation of his fiduciary duty to the Company, (b) shall voluntarily resign under or followed by such circumstances as would constitute a violation of his fiduciary duty to the Company, or (c) shall have committed an act of dishonesty not discovered by the Company prior to the cessation of his employment but that would have resulted in his removal if discovered prior to such date, then forthwith from the happening of any such event, any Option then held by him shall terminate and become void to the extent that it them remains unexercised.

                 3.7.2 If a person shall cease to be a Non-Employee Director for any reason other than one or more of the reasons set forth in section 3.7.1, such person, or in the case of death, the executors, administrators or distributees, as the case may be, may, at any time prior to the date of the expiration of the Option, exercise the Option with respect to any shares of Common Stock as to which such person has not exercised the Option on the date the person ceased to be such a Non-Employee Director.

                 3.7.3 In the event any Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.

         3.8 TRANSFERABILITY OF OPTIONS. The Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

         3.9 DELIVERY OF CERTIFICATES REPRESENTING SHARES. As soon as practicable after the exercise of an Option, the Company shall deliver, or cause to be delivered, to the Non-Employee Director exercising the Option, a certificate or certificates representing the shares of Common Stock purchased upon the exercise. Certificates representing shares of Common Stock to be delivered to a Non-Employee Director shall be registered in the name of such director.

         3.10 RIGHTS AS A STOCKHOLDER. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her Option until the date on which he or she becomes a record owner of the shares purchased upon the exercise of the Option (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary,




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whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 4.


                                   ARTICLE 4

                                 MISCELLANEOUS

     4.1  STOCK ADJUSTMENTS.

          4.1.1 In the event of any increase or decrease in the number of is sued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares of Common Stock covered by each outstanding Option, and the purchase price per share of Common Stock covered by each outstanding Option shall be proportionately and appropriately adjusted for any such increase or decrease.

          4.1.2 Subject to any required action by the stockholders, if any change occurs in the shares of Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of Common Stock, then, in any such event, the number and type of shares covered by each outstanding Option, and the purchase price per share of Common Stock covered by each outstanding Option, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate.

          4.1.3 In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.

          4.1.4 Except as hereinabove expressly provided in this Section 4.1, a Non-Employee Director shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

          4.1.5 The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of




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its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         4.2 LISTING AND REGISTRATION OF SHARES. Each Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section become operative, and if, as a result thereof, the exercise of an Option is delayed, then and in that event, the term of the Option shall not be affected.

         4.3 NO IMPLIED RIGHTS TO DIRECTORS. Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

         4.4 TERM OF THE PLAN. The Plan shall terminate upon the earlier of the dates or events to occur: (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) ten years from the Effective Date.

         4.5 AMENDMENT OF THE PLAN; TERMINATION. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend, discontinue or terminate the Plan or revise or amend it in any respect whatsoever, except that, without approval of the stockholders of the Company, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted, otherwise materially increase the benefits accruing to Non-Employee Directors under the Plan, or remove the administration of the Plan from the Board. The foregoing prohibitions shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 4.1.

         4.6 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

         4.7 NO OBLIGATION TO EXERCISE. The granting of any Option under the Plan shall impose no obligation upon any Optionee to exercise such Option.

         4.8 WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments



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are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         4.9 CONDITIONS PRECEDENT TO EFFECTIVENESS. The Plan shall become effective upon the satisfaction of all the following conditions, with the Effective Date of the Plan being the date that the last such condition is satisfied:

                 4.9.1    the adoption of the Plan by the Board of Directors;
and

                 4.9.2 the consummation of the distribution to holders of common stock, without par value, of Florida Progress Corporation of all outstanding shares of Common Stock.





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